EXHIBIT 10.2
EXECUTION VERSION
AMENDMENT NO. 12 TO
RECEIVABLES FINANCING AGREEMENT

This AMENDMENT NO. 12 TO RECEIVABLES FINANCING AGREEMENT, dated as of June 26, 2024 (this “Amendment”), among PG&E AR Facility, LLC, a Delaware limited liability company (the “Borrower”), Pacific Gas and Electric Company, a California corporation (“PG&E”), as initial Servicer (in such capacity, the “Servicer”) and as retention holder (in such capacity, the “Retention Holder”), JPMorgan Chase Bank, N.A. (“JPM”), as a Committed Lender and as a Group Agent, Jupiter Securitization Company LLC (“Jupiter”), as a Conduit Lender, Mizuho Bank, Ltd. (“Mizuho”), as a Committed Lender and as a Group Agent, BNP Paribas (“BNP”), as a Committed Lender and as a Group Agent, Starbird Funding Corporation (“Starbird”), as a Conduit Lender, Victory Receivables Corporation (“Victory”), as a Conduit Lender, and MUFG Bank, Ltd. (“MUFG”), as a Committed Lender, as a Group Agent and as Administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the parties hereto have heretofore entered into that certain Receivables Financing Agreement, dated as of October 5, 2020 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Agreement”);
WHEREAS, concurrently herewith, the Borrower, the Servicer, each Group Agent and the Administrative Agent are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Fee Letter”); and
WHEREAS, the parties hereto seek to modify the Agreement upon the terms hereof.
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), each of the parties hereto agree as follows:
A G R E E M E N T:
•1.    Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) Section 1.01 of the Agreement.
•2.    Amendments to the Agreement. Effective as of the date hereof, the Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A.
•3.    Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon satisfaction of the following conditions:

◦(a)    receipt by the Administrative Agent of executed counterparts of this Amendment duly executed by each of the parties hereto;
◦(b)    receipt by the Administrative Agent of executed counterparts of the Fee Letter duly executed by each of the parties thereto; and
◦(c)    the Administrative Agent shall have received evidence that the Upfront Fee (as defined in the Fee Letter) has been received by each Group Agent.
•4.    Certain Representations and Warranties. Each of the Servicer, the Retention Holder and the Borrower represents and warrants to each Credit Party as of the date hereof, as follows:
◦(a)    Representations and Warranties. Both before and immediately after giving effect to this Amendment, the Fee Letter and the transactions contemplated hereby and thereby, all of its respective representations and warranties contained in the Agreement (other than the representations and warranties set forth in Sections 6.01(f)(ii) and (l) of the Agreement and in Sections 6.02(f)(ii), (m)(i), (m)(ii) and (p) of the Agreement) and each other Transaction Document to which it is a party that (x) do not contain a materiality qualification are true and correct in all material respects on and as of the date hereof, and (y) contains a materiality qualification are true and correct on and as of the date hereof (or, to the extent such representations and warranties specifically relate to an earlier date, such representations and warranties were true and correct in all material respects, or true and correct, as the case maybe, as of such earlier date).
◦(b)    Power and Authority; Due Authorization. That it has all necessary corporate power, limited liability company power, and authority (as applicable) to (i) execute and deliver this Amendment, the Fee Letter and the transactions contemplated hereby and thereby and (ii) perform its obligations under this Amendment, the Agreement (as amended hereby), the Fee Letter and each of the other Transaction Documents to which it is a party and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Amendment, the Agreement, the Fee Letter and the other Transaction Documents to which it is a party have been duly authorized by all necessary corporate or limited liability company action, as applicable.
◦(c)    Binding Obligations. This Amendment, the Agreement (as amended hereby), the Fee Letter and each of the other Transaction Documents to which it is a party constitute the legal, valid and binding obligations of the Borrower, the Servicer and the Retention Holder, as applicable, enforceable against the Borrower, the Servicer or the Retention Holder, as applicable, in accordance with their respective terms, except as enforceability may be limited by (x) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (y) applicable Requirements of Law (including the approval of the CPUC) prior to foreclosure or other exercise of remedies hereunder or under the Transaction Documents.
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◦(d)    No Event of Default or Termination Events. No Event of Default, Unmatured Event of Default, Termination Event or Unmatured Termination Event has occurred and is continuing, and no Event of Default, Unmatured Event of Default, Termination Event or Unmatured Termination Event would result from this Amendment, the Fee Letter or the transactions contemplated hereby or thereby.
•5.    Reference to and Effect on the Agreement and the Other Transaction Documents.
◦(a)    From and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereof”, “herein”, “hereunder” or words of like import, and each reference in each of the other Transaction Documents to the “Receivables Financing Agreement”, “thereunder”, “thereof” or words of like import, in each case referring to the Agreement, shall mean and be, a reference to the Agreement, as amended hereby.
◦(b)    The Agreement (except as specifically amended herein) and the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its respective terms.
◦(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to, any right, power or remedy of the Administrative Agent or any other Credit Party under, nor constitute a waiver of or amendment to, any other provision or condition under, the Agreement or any other Transaction Document.
•6.    Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the other Credit Parties in connection with the preparation, negotiation, execution and delivery of this Amendment and the transactions contemplated hereby.
•7.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).
•8.    Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
•9.    Integration. This Amendment, the Agreement and the other Transaction Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among
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the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.
•10.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
•11.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart hereof or any other electronic means as provided in the immediately following sentence. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
•12.    Mutual Negotiations. This Amendment is the product of mutual negotiations by the parties hereto and their counsel, and no party shall be deemed the draftsperson of this Amendment or any provision hereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Amendment, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof.
•13.    Headings. The captions and headings of this Amendment are included herein for convenience of reference only and shall not affect the interpretation of this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PG&E AR FACILITY, LLC By: /s/ Monica Klemann Name: Monica Klemann Title: Assistant Treasurer

PACIFIC GAS AND ELECTRIC COMPANY, as the Servicer and as Retention Holder By: /s/ Margaret K. Becker Name: Margaret K. Becker Title: Vice President and Treasurer

    S-1    Amendment No. 12 to RFA

MUFG BANK, LTD., as Administrative Agent By:/s/ Eric Williams Name: Eric Williams Title: Managing Director

MUFG BANK, LTD., as Group Agent for the MUFG Group By:/s/ Eric Williams Name: Eric Williams Title: Managing Director

MUFG BANK, LTD., as a Committed Lender By:/s/ Eric Williams Name: Eric Williams Title: Managing Director
VICTORY RECEIVABLES CORPORATION, as a Conduit Lender By:/s/ Kevin J. Corrigan Name: Kevin J. Corrigan Title: Vice President

    S-2    Amendment No. 12 to RFA

MIZUHO BANK, LTD., as Group Agent for the Mizuho Group By:/s/ Jeremy Ebrahim Name: Jeremy Ebrahim Title: Managing Director

MIZUHO BANK, LTD., as a Committed Lender By:/s/ Jeremy Ebrahim Name: Jeremy Ebrahim Title: Managing Director

    S-3    Amendment No. 12 to RFA

BNP PARIBAS,
as Group Agent for the BNP Group

By: /s/ Steven Parsons
Name: Steven Parsons
Title: Managing Director

By: /s/ Advait Joshi
Name: Advait Joshi
Title: Director

BNP PARIBAS,
as a Committed Lender

By: /s/ Steven Parsons
Name: Steven Parsons
Title: Managing Director

By: /s/ Advait Joshi
Name: Advait Joshi
Title: Director

STARBIRD FUNDING CORPORATION,
as a Conduit Lender

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as Group Agent for the JPM Group

By: /s/ Josh Harraka
Name: Josh Harraka
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as a Committed Lender

By: /s/ Josh Harraka
Name: Josh Harraka
Title: Vice President

JUPITER SECURITIZATION COMPANY LLC,
as a Conduit Lender

By: /s/ Josh Harraka
Name: Josh Harraka
Title: Vice President

    S-4    Amendment No. 12 to RFA

Exhibit A
(attached)
Exhibit A

~~CONFORMED COPY~~EXECUTION VERSION
~~Conformed Copy through~~Exhibit A to Amendment ~~11~~12 to Receivables Financing
Agreement, dated as of ~~March 28~~June 26, 2024

RECEIVABLES FINANCING AGREEMENT

Dated as of October 5, 2020
by and among
PG&E AR FACILITY, LLC,
as Borrower,

THE PERSONS FROM TIME TO TIME PARTY HERETO,
as Lenders and as Group Agents,

MUFG BANK, LTD.,
as Administrative Agent,
and
PACIFIC GAS AND ELECTRIC COMPANY,
as initial Servicer and as Retention Holder

“ESP” means any electric service provider, as defined in Section 218.3 of the California Public Utilities Code, excluding Pacific Gas and Electric Company and its Subsidiaries.
“ESP Charges” means any fees or charges owing by an Obligor that are related to any fees, costs or expenses payable to any ESP.
“ESP Consolidated Receivable” means any Receivable arising from the sale of goods or the provision of services by an Originator which is billed by an ESP on behalf of such Originator.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time, available at http://www.lma.eu.com/pages.aspx?p=499.
“EU Securitisation Regulation” means Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017 laying down a general framework for securitisation and creating a specific framework for simple, transparent and standardised securitisation and amending certain other European Union directives and regulations, as amended.
“EU Securitisation Regulation Rules” means the EU Securitisation Regulation, together with all relevant implementing regulations in relation thereto, all regulatory technical standards, implementing technical standards and delegated regulations in relation thereto ~~or applicable in relation thereto pursuant to any transitional arrangements made pursuant to the EU Securitisation Regulation~~ and, in each case, any relevant guidance or policy statements published in relation thereto by the European Banking Authority, the European Securities and Markets Authority, the European Insurance and Occupational Pensions Authority (or in each case, any predecessor or any other applicable regulatory authority) or by the European Commission, in each case as amended and in effect from time to time.
“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if either:
(a)    (i) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, examinership, reorganization, debt arrangement, dissolution, administration, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, examiner, administrator, assignee, sequestrator (or other similar official) for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any Applicable Law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts; or (ii) an order for relief in respect of such Person shall be entered in an involuntary case under federal bankruptcy laws or other similar Applicable Laws now or hereafter in effect; or

(b)    such Person (i) shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution, administration or other similar law now or hereafter in effect, (ii) shall consent to the appointment of or taking

Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.
“Sanctions” has the meaning set forth in Section 6.01(n)(i).
“Scheduled Termination Date” means the earlier of (i) June ~~9~~26, ~~2025~~2026, as such date may be extended from time to time pursuant to Section 2.02(g) and (ii) the date that is ten (10) Business Days after the delivery of notice from the Borrower to the Administrative Agent and each Group Agent pursuant to Section 2.02(e) notifying the Administrative Agent and each Group Agent of the Scheduled Termination Date.
“Seasonal Limit Change Date” has the meaning set forth in Section 2.02(h).
“SEC” means the U.S. Securities and Exchange Commission or any governmental agencies substituted therefor.
“Secured Parties” means each Credit Party, each Borrower Indemnified Party and each Affected Person.
“Securities Act” means the Securities Act of 1933, as amended or otherwise modified from time to time.
“Securitization Bond Charges” means charges imposed upon customers of PG&E where such charges (i) are created pursuant to a “financing order” (as such term is defined in the California Public Utilities Code) or similar order issued by the CPUC, (ii) which charges or the related receivables and the related purchased property are collateral for securities issued by PG&E or a Qualified Securitization Bond Issuer and (iii) do not include any of the following:
(A) electrical generation charges, (B) electrical transmission charges, (C) electrical distribution charges, (D) gas generation charges, (E) gas transmission charges and (F) gas distribution charges.
“Securitized Bonds” means any bonds or other securities, however denominated, that are
(i) issued by a Qualified Securitization Bond Issuer and/or (ii) secured by or otherwise payable from Securitization Bond Charges.
“Securitized Bonds Secured Party” means, with respect to any Securitized Bonds, each trustee, indenture trustee, lender, administrative agent, collateral agent and purchaser that has any security interest in any Securitization Bond Charges and in connection with such Securitized Bonds.
“Security” is defined in Section 2(a)(1) of the Securities Act. “Servicer” has the meaning set forth in the preamble to this Agreement.

“Servicer Indemnified Amounts” has the meaning set forth in Section 12.02(a).